EXHIBIT 32.1

Certification  of  Island  Residences  Club, Inc. pursuant to Section 906 of the Sarbanes-Oxley  Act  of  2002  regarding Quarterly Report on Form 10-QSB for the quarter  ended  February 28, 2007

Pursuant  to  18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned  officers  of  Island  Residences Club, Inc., a Delaware corporation(the  "Company"),  does  hereby  certify  that:

1.

The Company's Quarterly Report on Form 10-QSB for the quarter ended February 28, 2007 (the  "Form  10-QSB") fully complies with the requirements of Section 13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934,  as amended; and

2.

Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2007
/s/Graham J. Bristow
	By:	Graham J. Bristow
	Title:	Chief Executive Officer

Date: June 11, 2007
/s/ Bob Bratadjaya
	By:	Bob Bratadjaya
	Title:	Chief Financial Officer